                               EXHIBIT (8)(g)(1)
                               -----------------


                            FORM OF AMENDMENT NO. 2
                      TO ALLIANCE PARTICIPATION AGREEMENT

                                AMENDMENT NO. 2
                                      TO
                            PARTICIPATION AGREEMENT

   Amendment No. 2 to the Participation Agreement (the "Agreement"), dated as of May 1, 2000, between TRANSAMERICA LIFE INSURANCE COMPANY ("Insurer"), formerly known as PFL LIFE INSURANCE COMPANY; AFSG SECURITIES CORPORATION ("Contracts Distributor"); ALLIANCE CAPITAL MANAGEMENT L.P. ("Adviser"); and ALLIANCE FUND DISTRIBUTORS, INC. ("Distributor").

   Schedule A of the Agreement is hereby deleted in its entirety and replaced with the following:

                              AMENDED SCHEDULE A

                  SEPARATE ACCOUNTS, CONTRACTS AND PORTFOLIOS

--------------------------------------------------------------------------------------------------
 Name of Separate Account and
   Date Established by the         SEC File Numbers of the
     Board of Directors                Contracts Funded               Portfolios

--------------------------------------------------------------------------------------------------
    Separate Account VA A         33 Act File No. 333-26209       .  Growth Portfolio
      February 17, 1997           40 Act File No. 811-09172       .  Premier Growth Portfolio
                                 (The Atlas Portfolio Builder     .  Technology Portfolio
                                      Variable Annuity)

--------------------------------------------------------------------------------------------------
 Retirement Builder Variable      33 Act File No. 333-07509       .  Premier Growth Portfolio
       Annuity Account            40 Act File No. 811-07689       .  Technology Portfolio
       March 29, 1996             (Portfolio Select Variable
                                         Annuity(SM))

--------------------------------------------------------------------------------------------------
    Separate Account VA B         33 Act File No. 033-33085       .  Alliance Growth & Income
      January 19, 1990            40 Act File No. 811-06032            Portfolio
                                    (Transamerica Landmark        .  Alliance Premier Growth
                                     Variable Annuity and              Portfolio
                                   Transamerica Landmark ML
                                      Variable Annuity)

                                  33 Act File No. 033-56908
                                  40 Act File No. 811-06032
                                (Transamerica Freedom Variable
                                           Annuity)

--------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------
   Separate Account VA C      33 Act File No. 333-83957     .  Alliance Growth &
     February 20, 1997        40 Act File No. 811-09503        Income Portfolio
                                 (Transamerica EXTRA        .  Alliance Premier Growth
                                   Variable Annuity)           Portfolio

----------------------------------------------------------------------------------------
   Separate Account VA D      33 Act File No. 333-94489     .  Alliance Growth &
     February 20, 1997        40 Act File No. 811-09777        Income Portfolio
                                 (Transamerica Access       .  Alliance Premier Growth
                                   Variable Annuity)           Portfolio

----------------------------------------------------------------------------------------

     All other terms and provisions of the Agreement not amended herein shall remain in full force and effect.

     Effective Date: May 1, 2001


TRANSAMERICA LIFE INSURANCE               ALLIANCE CAPITAL MANAGEMENT L.P.
COMPANY                                   By: Alliance Capital Management
(Formerly PFL Life Insurance Company)     Corporation, its General Partner

By:__________________________________     By:__________________________________

Name:________________________________     Name:________________________________

Title:_______________________________     Title:_______________________________


AFSG SECURITIES CORPORATION               ALLIANCE FUND DISTRIBUTORS, INC.

By:__________________________________     By:__________________________________

Name:________________________________     Name:________________________________

Title:_______________________________     Title:_______________________________

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